ADAMIS PHARMACEUTICALS, INC. 10-Q

Exhibit 10.3

ADAMIS PHARMACEUTICALS CORPORATION

CASH-SETTLED STOCK APPRECIATION RIGHTS AWARD AGREEMENT

Notice of Stock Appreciation Rights Award

Subject to the terms and conditions of this Notice of Stock Appreciation Rights Award (this “Notice”) and the attached Adamis Pharmaceuticals Corporation Cash-Settled Stock Appreciation Rights Award Agreement (together with the Notice, the “Award Agreement”), Adamis Pharmaceuticals Corporation (the “Company”) grants you (“Participant” or “you”) cash-settled Stock Appreciation Rights (the “SARs”) in the Company. Unless otherwise specifically indicated, all terms used in this Notice shall have the meanings set forth in the Award Agreement.

Participant Name and Address:

Date of Grant:
Vesting Commencement Date:	[e.g., the grant date]

Exercise Price per SAR:	$

Total Number of SARs:	(the “Total SARs”)

Expiration Date:

Vesting Schedule

Subject to Participant’s Continuous Service to the Company as of each applicable vesting date, Section 2(b) of the Award Agreement, and any other limitations set forth in the Award Agreement, the SARs shall vest with respect to one-sixth (1/6) of the Total SARs (rounded down to the nearest whole number) on the six-month anniversary of the Vesting Commencement Date, and thereafter shall vest with respect to one thirty-sixth (1/36) of the Total SARs (rounded down to the nearest whole number) on each monthly anniversary of the Vesting Commencement Date, with all remaining unvested SARs vesting and becoming exercisable on the thirty-sixth (36th) monthly anniversary of the Vesting Commencement Date (the “Vesting Schedule” and the date that is 36 months after the Vesting Commencement Date referred to as the “Full Vesting Date”).

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Maximum Exercise Period

Following the termination of Participant’s Continuous Service, Participant shall be entitled to exercise the vested SARs, to the extent vested as of the date of termination of Continuous Service, commencing on and after the Full Vesting Date for the following periods of time (subject to any different provisions in the Award Agreement), and if not timely exercised, the SARs shall terminate and expire after such date.

Termination Event	Maximum Time to Exercise Following Full Vesting Date
Termination of Continuous Service (except as provided below)

If Continuous Service terminates before the Full Vesting Date, then 12 months after the Full Vesting Date.

If Participant has provided Continuous Service through the Full Vesting Date and Continuous Service terminates after the Full Vesting Date, then 12 months days after the date of termination of Continuous Service.

Termination of Continuous Service for Cause.	Immediate termination of SAR.
Termination of Continuous Service due to Disability or death

If Continuous Service terminates before the Full Vesting Date, then 12 months after the Full Vesting Date.

If Participant has provided Continuous Service through the Full Vesting Date and Continuous Service terminates after the Full Vesting Date, then 12 months after the date of termination of Continuous Service.

[SIGNATURES ON NEXT PAGE]

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By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that the SARs granted herein are governed by the terms and conditions of this Notice and the Award Agreement.

ADAMIS PHARMACEUTICALS CORPORATION

By:
Its:

PARTICIPANT REPRESENTATION

Participant has reviewed this Notice and the Award Agreement in their entirety, has had an opportunity to consult with Participant’s own legal and tax advisers, and acknowledges and agrees that Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. Participant represents to the Company that Participant is familiar with the terms of this Notice and the Award Agreement, and accepts the SARs subject to all of its terms. Participant agrees that all questions of interpretation and administration relating to this Notice and the Award Agreement shall be solely resolved by the Committee in its good faith discretion.

PARTICIPANT:

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ADAMIS PHARMACEUTICALS CORPORATION
CASH-SETTLED
STOCK APPRECIATION RIGHTS AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Stock Appreciation Rights Award (the “Notice”) and this Adamis Pharmaceuticals Corporation Cash-Settled Stock Appreciation Rights Award Agreement (together with the Notice, the “Award Agreement”), Adamis Pharmaceuticals Corporation (the “Company”) has granted to the individual set forth in the Notice (“Participant” or “you”) stock appreciation rights (the “SARs”) in the Company, as a matter of separate agreement and not in lieu of salary or other compensation for services. Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meanings as defined herein or as defined in the Notice.

1.

Grant. Participant has been awarded the number of SARs as set forth in the Notice. Subject to the terms and conditions contained in the Notice and this Award Agreement, each SAR entitles Participant to receive, upon exercise, an amount with respect to each SAR exercised equal to (a) the excess of (i) the Fair Market Value of a share of Common Stock on the date of termination of Continuous Service, over (ii) the Exercise Price per SAR set forth in the Notice, provided, however, that in no event shall Participant be entitled to receive upon exercise of an SAR an amount that is in excess of (b)(i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise, over (ii) the Exercise Price per SAR set forth in the Notice, and if the amount determined pursuant to clause “(b)” is lower than the amount determined pursuant to clause “(a),” then the Participant shall be entitled to receive the amount determined pursuant to clause “(b)” (the above amounts referred to as the “Appreciation Value”). The Exercise Price per SAR shall be at least equal to the Fair Market Value of the Common Stock on the date of grant of the SARs. This SAR shall terminate and expire on the Expiration Date set forth in the Notice.

2.

Vesting; Risk of Forfeiture.

(a)

Vesting. Subject to Participant’s Continuous Service and any other limitations set forth in the Notice and this Award Agreement, the SARs shall vest in accordance with the Vesting Schedule described in the Notice.

(b)

Risk of Forfeiture. The SARs shall be subject to a risk of forfeiture until such time the risk of forfeiture lapses in accordance with the Vesting Schedule. Except as otherwise provided in the Notice with respect to the period of time after termination of Continuous Service during which the SARs may be exercised or as otherwise agreed in writing between the Company and Participant, all or any portion of unvested SARs subject to the foregoing risk of forfeiture shall immediately and automatically be forfeited and terminated upon the termination of Participant’s Continuous Service to the Company.

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3.

Exercise of SARs and Payment of SARs.

(a)

Right to Exercise. Except in connection with a Change in Control event as described in Section 8 below, in no event may the SARs be exercised before the Full Vesting Date, including without limitation in the event of Participant’s termination of Continuous Service before the Full Vesting Date. Except as otherwise provided in the Notice or this Award Agreement, Participant (or in the case of exercise after Participant’s death or Disability, Participant’s executor, administrator, heir or legatee, as the case may be) may exercise Participant’s vested SARs, in whole or in part, at any time after the Full Vesting Date. Participant agrees to comply with the Company’s insider trading policy with respect to trading in securities of the Company, and any other applicable Company policy, in connection with and with respect to any exercise or settlement of the SARs, including without limitation any “open trading window” or similar provisions of such policy to the extent applicable to Participant. Participant’s right to exercise the SARs shall automatically expire, and the SARs shall automatically terminate, upon the end of the period prescribed in the Notice following the termination of Participant’s Continuous Service (the “Maximum Exercise Period”). However, and notwithstanding the foregoing or anything in the Notice or this Award Agreement to the contrary, all SARs shall automatically expire and terminate upon the Expiration Date (as set forth in the Notice) to the extent not then exercised. Thereafter, no SARs may be exercised. Notwithstanding the foregoing, if Participant is an officer (as defined by Section 16(b) of the Securities Exchange Act of 1934, as amended) or a director of the Company, then this SAR may not be exercised until after six months from the date of grant unless the Company determines that such exercise is exempt from the short-swing profit provisions of such Section 16(b).

(b)

Method of Exercise. To exercise the SARs, Participant (or in the case of exercise after Participant’s death or Disability, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver a written notice to the Company at its principal executive office, directed to the Corporate Secretary, that sets forth the number of SARs being exercised, together with any additional documents the Company may require. Each such notice must satisfy any then-applicable procedures of the Company that apply to the SARs and must contain such representations as the Company requires. The exercise notice shall be delivered in person, by certified or regular mail, or by such other method (including electronic transmission) as determined from time to time by the Committee. The SARs shall be deemed to be exercised as of the date: (i) the Company receives (as determined by the Committee in its sole, but reasonable, discretion) the fully executed exercise notice during normal business hours, and (ii) all other applicable terms and conditions of this Award Agreement are satisfied, in the sole discretion of the Committee.

(c)

Payment. As soon as practicable following the date the SARs are exercised (but in no event later than fifteen (15) days following such date), the Company shall make a cash payment to Participant in an amount equal to the Appreciation Value per vested SAR exercised, less any amounts withheld pursuant to Section 4.

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4.

Taxes.

(a)

Tax Liability. Participant is ultimately liable and responsible for all taxes owed by Participant in connection with Participant’s receipt, exercise or settlement of the SARs and payments made under this Award Agreement, regardless of any action the Company takes with respect to any tax withholding obligations arising hereunder. The Company is not making any representation or undertaking regarding the treatment of any tax withholding in connection with the grant of the SARs or payments made pursuant to this Award Agreement. The Company does not commit and is under no obligation to structure the SARs to reduce or eliminate Participant’s tax liability. Whenever any portion of this SAR is exercised or settled, the Company may require Participant to remit to the Company an amount sufficient to satisfy any applicable U.S. federal, state, local, and international tax or any other tax or social insurance liability (the “Tax-Related Items”) legally due from the Participant, and the Company may withhold from the amount paid to Participant pursuant to any exercise or settlement of this SAR an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items.

(b)

Payment of Withholding Taxes. Participant authorizes the Company to withhold from the cash payable to Participant upon any payment made pursuant to this Award Agreement an amount sufficient to satisfy any tax withholding obligation, whether federal, state, local or non-U.S., including any payroll, employment tax, or other similar obligations.

(c)

Section 409A; No Deferral of Compensation. Neither the SARs, the Notice, nor this Award Agreement is intended to provide for the deferral of compensation within the meaning of Section 409A of the Code. Notwithstanding any other provision in the Notice or this Award Agreement to the contrary, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Notice or this Award Agreement or take such other actions (including amendments and actions with retroactive effect) as the Committee determines are necessary or appropriate to avoid adverse tax consequences to Participant under Section 409A of the Code.

5.

Transferability of SARs; Death of Participant. The SARs are not transferable or assignable, in whole or in part, by Participant other than to a designated beneficiary upon Participant’s death or by will or the laws of descent and distribution, and are exercisable during Participant’s lifetime only by Participant. The terms of the Notice and this Award Agreement shall be binding upon the executors, administrators, heirs, and other legal representatives of Participant.

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6.

No Rights as a Stockholder of the Company. Participant’s receipt of the grant of the SARs pursuant to the Notice and this Award Agreement shall provide and confer no rights to, or status as, a stockholder or equity holder of the Company.

7.

Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

8.

Change in Control.

(a)

In the event of a Change in Control before Participant’s SARs are fully vested but that occurs during a time when Participant is providing Continuous Service to the Company, then all of the unvested SARs subject to this Award shall become fully vested immediately prior to the effective date of such Change in Control and may be exercised, regardless of whether Participant’s Continuous Service will continue following the Change in Control, for a limited period of time on or before a specified date fixed by the Committee, after which date and time the unexercised SARs and all rights of Participant hereunder shall terminate. In the event of a Change in Control that occurs (i) after Participant’s Continuous Service has terminated, and (ii) before the Full Vesting Date, then Participant shall be entitled to exercise the vested SARs, but only to the extent vested as of the date of termination of Continuous Service, for a limited period of time on or before a specified date fixed by the Committee, after which date and time the unexercised SARs and all rights of Participant hereunder shall terminate.

(b)

In the event that the Exercise Price per SAR set forth in the Notice equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control (or the consideration receivable by the stockholders of the Company in connection with the Change in Control), the Committee may cancel the SARs without the payment of consideration.

9.

Definitions. As used herein, the following definitions shall apply:

(a)

“Affiliate” or “affiliate” means at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)

“Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to Participant, the occurrence of any of the following events: (i) Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any affiliate; (iii) Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate, or any policy of the Company or any Affiliate applicable to Participant or any statutory or fiduciary duty owed to the Company or any Affiliate; (iv) Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Committee in its sole discretion. Any determination by the Committee that the Continuous Service of Participant was terminated by reason of dismissal without Cause for the purposes of the SARs and this Award Agreement shall have no effect upon any determination of the rights or obligations of the Company or Participant for any other purpose.

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(c)

“Company” means Adamis Pharmaceuticals Corporation, or any successor thereto.

(d)

“Board” means the Board of Directors of the Company.

(e)

“Change in Control” means the occurrence of any of the following events, as determined in the sole and absolute discretion of the Board, and provided in all cases that such event also constitutes a change in control event described in paragraph (a)(2)(A)(v) of Section 409A of the Code or any other applicable provisions of Section 409A regarding change in control events):

(i)

the date that any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (A) the Company or any of its majority subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C) or any Affiliate (as determined immediately prior to such event), (D) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (E) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the shares of voting stock of the Company then outstanding;

(ii)

the consummation of any merger, reorganization, business combination or consolidation of the Company with or into any other company, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation fifty percent (50%) or more of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

(iii)

a change in the ownership of a substantial portion of the Company’s assets resulting from the consummation (in one or more transactions during a 12-month period) of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent fifty percent (50%) or more of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets; or

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(iv)

the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

(f)

“Code” means the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder.

(g)

“Committee” means (i) with respect to Participants who are directors or officers of the Company, the Compensation Committee of the Board, and (ii) otherwise, the Compensation Committee or the Company.

(h)

“Common Stock” means the common stock, $0.0001 par value per share of the Company.

(i)

“Consultant” means any person (other than an Employee) who is engaged by the Company to render consulting or advisory services to the Company.

(j)

“Continuous Service” means a Participant’s provision of services to the Company or its Affiliates or their successors as a Consultant, member of the Board or Employee is continuous and uninterrupted. For this purpose Continuous Service shall be deemed interrupted upon the actual cessation of providing services to the Company or its Affiliates or their successors, notwithstanding any required notice period that must be fulfilled before a termination as a Consultant, member of the Board or Employee can be effective under applicable laws. Continuous Service shall not be considered interrupted in the case of (x) any approved leave of absence (including sick leave, military leave, or any other authorized personal leave); (y) transfers among the Company and its Affiliates, or any successor thereof; or (z) any change in status as long as Participant remains in the service of the Company or its Affiliates and their successors as a Consultant, member of the Board or Employee. Notwithstanding anything in the foregoing or this Award Agreement to the contrary, a Participant’s change in status from one category of Consultant, member of the Board or Employee to another of such category shall not be considered a termination of such Participant’s Continuous Service.

(k)

“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Committee deems warranted under the circumstances.

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(l)

“Employee” means any person, including an officer, who is in the employ of the Company or their Affiliates, and is subject to the control and direction of the Company or their Affiliates as to both the work to be performed and the manner and method of such performance.

(m)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)

“Fair Market Value” means, as of any given date, the closing price per share of Common Stock on the principal exchange or over-the-counter market on which such shares are trading, if any, or as reported on any composite index which includes such principal exchange, or if no trade of the Common Stock shall have been reported for such date, the closing price quoted on such exchange or market for the immediately preceding date on which such shares were traded. The term “closing price” on any given day shall mean the last reported sales price on such day. If shares of Company Common Stock are not listed or admitted to trading on any exchange, over-the-counter market or any similar organization on any given day, the Fair Market Value per share of Common Stock shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion and that complies with Section 409A of the Code.

(o)

“Stock Appreciation Rights” or “SARs” means, subject to the terms and conditions of the Notice and this Award Agreement, an unfunded and unsecured promise of the Company to deliver cash to Participant in the amount set forth in this Award Agreement. For this purpose, SARs is a record-keeping account established by the Company in Participant’s name. All amounts attributable to the SARs shall be and remain the sole property of the Company until such time the SARs are settled or extinguished pursuant to the terms and conditions of the Notice and this Award Agreement.

10.

Reorganization of Company and Subsidiaries. The existence of the SARs shall not affect in any way the right or power of Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of Company or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting shares of Common Stock or the rights thereof, or the dissolution or liquidation of Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

11.

Adjustment of Shares. Subject to any required action by the Board, if the number of shares of Common Stock of the Company is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then the Total Number of SARs and Exercise Price per SAR stated in the Notice and subject to this Award Agreement will be appropriately and proportionately adjusted by the Company from time to time (provided, that fractions of a share will be aggregated and will be rounded down to the nearest whole share).

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12.

Investment Representations. Participant represents and warrants to the Company as follows:

(a)

Company Business. Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the SARs. Participant is acquiring these SARs for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)

Participant’s Qualifications. Participant has a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Participant aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Participant’s business or financial experience, Participant is capable of evaluating the merits and risks of this investment, has the ability to protect Participant’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

(c)

No General Solicitation. At no time was Participant presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer or grant of the SARs. Participant is acquiring the SARs for Participant’s own account not with a view to or for sale in connection with any distribution of the SARs.

(d)

Compliance with Securities Laws. Participant understands and acknowledges that, in reliance upon the representations and warranties made by Participant herein, to the extent that the SARs constitute securities under applicable federal or state securities laws, the SARs are not being registered under the Securities Act or being qualified under the California Corporate Securities Law of 1968, as amended, but instead are being issued awarded an exemption or exemptions from the registration and qualification requirements of the Securities Act and applicable state laws.

13.

General Provisions.

(a)

Notice. Any notice required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or five (5) days after deposit with a national postal system; if sent via overnight delivery, one (1) business day after deposit with an established overnight delivery system such as Federal Express; or one business day after transmission by email or other electronic transmission.

(b)

Successors and Assigns. Except as provided herein to the contrary, the Notice and this Award Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective permitted successors and assigns.

(c)

No Assignment. Except as otherwise provided in this Award Agreement, Participant shall not assign any of Participant’s rights under the Notice and this Award Agreement without the prior written consent of the Committee, which consent may be withheld in its sole discretion. The Committee shall be permitted to assign its rights or obligations under the Notice and this Award Agreement without the consent of Participant.

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(d)

Counterparts. The Notice may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as being a good and valid execution and delivery of the Notice by that party.

(e)

Severability. The validity, legality or enforceability of the remainder of this Award Agreement shall not be affected even if one or more of the provisions of this Award Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(f)

Amendment, Termination. This Award Agreement may be amended in writing by the Company and Participant, provided the Company may amend this Agreement unilaterally (i) if the amendment does not adversely affect the Participant’s rights hereunder in any material respect, (ii) if the Company determines that an amendment is necessary to comply with Rule 16b-3 under the Exchange Act or Section 409A of the Code, or (iii) if the Company determines that an amendment is necessary to meet the requirements of the Code or to prevent adverse tax consequences to the Participant.

(g)

Administration and Interpretation. Any question or dispute regarding the interpretation of the Notice or this Award Agreement or the receipt of the SARs hereunder shall be submitted by Participant to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

(h)

Unsecured Status of Claim. The SARs shall be used solely as a device for the measurement and determination of the amount to be paid to Participants pursuant to this Award Agreement. The SARs shall not constitute or be treated as property of any kind. Any amount that may be due and payable under this Award Agreement shall be paid solely from the general assets of the Company. With respect to any payment to which Participant may be entitled, nothing in this Award Agreement shall be construed to create a trust or to establish or evidence any Participant’s claim of any right other than as a general creditor.

(i)

Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Award Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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(j)

Entire Agreement; Governing Law. The Notice and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings, representation and agreements between the Company, on one hand, and Participant on the other hand (whether oral or written, and whether express or implied) with respect to the subject matter hereof. The Notice and this Award Agreement are to be construed in accordance with and governed by the laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any other jurisdiction.

(k)

Clawback/Recovery. This SAR and any exercise thereof will be subject to recoupment in accordance with any clawback policy that the Company adopts or is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of this SAR or other outstanding awards held by Participant and the recoupment of any gains realized with respect to this SAR or other awards.

(l)

Not a Contract of Employment or Other Engagement. The terms and conditions of the Notice and this Award Agreement and the grant of SARs hereunder shall not be deemed to constitute a contract of employment or of any consulting or agency relationship between the Company, on one hand, and Participant on the other hand. Any such employment is hereby acknowledge to be, to the extent applicable, an “at will” employment relationship that can be terminated at any time for any reason, or for no reason, with or without cause, and with or without notice, unless expressly provide in a written employment agreement. Nothing in the Notice and this Award Agreement shall be deemed to give Participant the right to be retained in the service of the Company or to interfere with the right of the Company to discipline or discharge Participant at any time.

(m)

Consent to Notices by Electronic Transmission. By your execution of this Award Agreement, and without limiting the manner by which notices otherwise may be given effectively to you, including without limitation pursuant to the Delaware General Corporation Law (“DGCL”), any notice to you given by the Company under any provision of the DGCL, the certificate of incorporation of the Company or the bylaws of the Company, or pursuant this Award Agreement, or any other agreement to which the Company and you are parties, shall be effective if given by a form of electronic transmission, and you hereby consent to delivery of notices by electronic transmission. Any such consent is revocable by you, by means of a written notice delivered by you to the Company. In addition, any such consent shall be deemed revoked if: (i) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent; and (ii) such inability becomes known to the secretary or an assistant secretary of the Company or to the Company’s transfer agent, or other person responsible for the giving of notice. However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any notice given pursuant to the preceding paragraph shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which you have consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which you have consented to receive notice (and you consent to delivery of electronic mail notices at your Company (or Affiliate of the Company) email address); (iii) if by a posting on an electronic network together with separate notice to you of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to you. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

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